Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	October 26, 2009
Executive Vice President and Chief Financial Officer
(310) 481-8483 or
Tyler H. Rose
Senior Vice President and Treasurer
(310) 481-8484

KILROY REALTY CORPORATION REPORTS

THIRD QUARTER FINANCIAL RESULTS

LOS ANGELES, October 26, 2009 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its third quarter ended September 30, 2009 with net income available for common stockholders of $8.1 million, or $0.17 per share, compared to $12.0 million, or $0.37 per share, in the third quarter of 2008. Revenues from continuing operations in the third quarter totaled $68.5 million, compared to $76.9 million in the prior year’s third quarter. Funds from operations (FFO) for the period totaled $30.2 million, or $0.66 per share, compared to $33.3 million, or $0.95 per share, in the year-earlier period.

For the first nine months of 2009, KRC reported net income available to common stockholders of $24.8 million, or $0.64 per share, compared to $25.3 million, or $0.77 per share, in the first nine months of 2008. Revenues from continuing operations in the nine-month period totaled $212.1 million, compared to $217.1 million in the same period of 2008. FFO in the first nine months of 2009 totaled $89.5 million, or $2.25 per share, compared to $88.2 million, or $2.52 per share, in the first nine months of 2008.

Included in the results for the three and nine months ended September 30, 2009 is an approximate $3.1 million, or $0.07 per share, gain on early extinguishment of debt from the company’s repurchase of $40 million of its exchangeable senior notes, which mature in 2012. Included in the results for the three and nine months ended September 30, 2008 is an approximate $4.9 million, or $0.14 per share, net lease termination fee related to an early termination agreement.

All per share amounts in this report are presented on a diluted basis. Financial information for prior periods has been adjusted for the retroactive application of new accounting guidance adopted by the company effective January 1, 2009.

“While the market remains challenging and some tenants continue to experience financial difficulties, we executed new leases and letters of intent during the quarter that totaled approximately 600,000 square feet of space,” said John B. Kilroy, Jr., the company’s president and chief executive officer. “In addition, we converted the bulk of the letters of intent we signed in the second quarter into executed leases this quarter.”

At September 30, 2009, KRC’s stabilized portfolio totaled 12.3 million square feet and was 82.5% occupied.

The company has one completed development project in lease-up, a 51,000 square-foot medical office building located in the company’s Sorrento Gateway development in coastal San Diego County. The property represents a total investment of approximately $23 million, of which about $17 million has been spent to date.

KRC management will discuss updated earnings guidance for fiscal 2009 during the company’s October 27, 2009 earnings conference call. The call will begin at 11:00 a.m. Pacific time and last approximately one hour. Those interested in listening via the Internet can access the conference call at www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8038, reservation #94416080. A replay of the conference call will be available via phone through November 10, 2009 at (888) 286-8010, reservation #98121628, or via the Internet at the company’s website.

Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although

Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For over 60 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange and San Diego counties. At September 30, 2009, the company owned 8.66 million rentable square feet of commercial office space and 3.65 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

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KILROY REALTY CORPORATION

SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008 (1)	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008 (1)
Revenues from continuing operations	$68,494	$76,946	$212,055	$217,071
Revenues including discontinued operations	$68,494	$77,100	$212,055	$217,730
Net income available for common stockholders (1)	$8,111	$12,037	$24,803	$25,308
Weighted average common shares outstanding - basic	42,935	32,339	37,279	32,382
Weighted average common shares outstanding - diluted	42,935	32,383	37,297	32,411
Net income available to common stockholders per share - basic	$0.17	$0.37	$0.64	$0.77
Net income available to common stockholders per share - diluted	$0.17	$0.37	$0.64	$0.77
Funds From Operations (2), (3)	$30,190	$33,296	$89,480	$88,236
Weighted average common shares/units outstanding - basic (4)	45,493	34,848	39,779	34,923
Weighted average common shares/units outstanding - diluted (4)	45,494	34,892	39,797	34,952
Funds From Operations per common share/unit - basic (4)	$0.66	$0.96	$2.25	$2.53
Funds From Operations per common share/unit - diluted (4)	$0.66	$0.95	$2.25	$2.52
Common shares outstanding at end of period			43,149	33,087
Common partnership units outstanding at end of period			1,723	1,754

Total common shares and units outstanding at end of period			44,872	34,841

			September 30, 2009	September 30, 2008
Stabilized portfolio occupancy rates:
Office			81.6%	89.5%
Industrial			84.6%	93.4%

Weighted average total			82.5%	90.7%
Los Angeles			89.4%	91.7%
San Diego			78.2%	89.0%
Orange County			81.4%	91.7%
Other			93.8%	94.2%

Weighted average total			82.5%	90.7%
Total square feet of stabilized properties owned at end of period:
Office			8,658	8,343
Industrial			3,654	3,876

Total			12,312	12,219

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.
(2)	Reconciliation of Net Income Available to Common Stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.
(3)	Reported amounts are attributable to common stockholders and common unitholders.
(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2009	December 31, 2008 (1)
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$335,932	$336,874
Buildings and improvements	1,909,876	1,889,833
Undeveloped land and construction in progress	259,108	248,889

Total real estate held for investment	2,504,916	2,475,596
Accumulated depreciation and amortization	(587,968)	(532,769)

Total real estate assets, net	1,916,948	1,942,827
Cash and cash equivalents	9,265	9,553
Restricted cash	2,936	672
Marketable securities	3,229	1,888
Current receivables, net	3,139	5,753
Deferred rent receivables, net	72,623	67,144
Notes receivable	10,716	10,824
Deferred leasing costs and acquisition-related intangibles, net	49,627	53,539
Deferred financing costs, net	4,393	5,883
Prepaid expenses and other assets, net	6,126	4,835

TOTAL ASSETS	$2,079,002	$2,102,918

LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES:
Secured debt	$296,788	$316,456
Exchangeable senior notes, net	398,347	429,892
Unsecured senior notes	144,000	144,000
Unsecured line of credit	126,000	252,000
Accounts payable, accrued expenses and other liabilities	42,565	55,066
Accrued distributions	17,133	21,421
Deferred revenue and acquisition-related liabilities	69,252	76,219
Rents received in advance and tenant security deposits	18,381	19,340

Total liabilities	1,112,466	1,314,394

NONCONTROLLING INTEREST:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638
EQUITY
Stockholders' Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	431	331
Additional paid-in capital	904,043	700,122
Distributions in excess of earnings	(162,391)	(137,052)

Total stockholders’ equity	863,665	684,983

Noncontrolling Interest
Common units of the Operating Partnership	29,233	29,903

Total equity	892,898	714,886

TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY	$2,079,002	$2,102,918

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008 (1)	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008 (1)
REVENUES:
Rental income	$61,297	$64,405	$186,959	$187,914
Tenant reimbursements	6,843	7,256	21,898	23,111
Other property income	354	5,285	3,198	6,046

Total revenues	68,494	76,946	212,055	217,071

EXPENSES:
Property expenses	12,699	12,822	37,611	36,180
Real estate taxes	5,988	5,816	18,260	16,115
Provision for bad debts	243	9	395	3,668
Ground leases	398	431	1,227	1,226
General and administrative expenses	7,662	9,627	22,023	28,050
Interest expense	10,926	10,941	35,041	32,422
Depreciation and amortization	21,968	20,646	66,608	62,018

Total expenses	59,884	60,292	181,165	179,679

OTHER INCOME (LOSS):
Interest income and other net investment gains (losses)	501	(149)	1,074	192
Gain on early extinguishment of debt	3,119	—	3,119	—

Total other income (loss)	3,620	(149)	4,193	192
INCOME FROM CONTINUING OPERATIONS	12,230	16,505	35,083	37,584
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	154	—	659
Expenses from discontinued operations	—	(28)	(224)	(84)
Net gain on dispositions of discontinued operations	—	—	2,485	234

Total income from discontinued operations	—	126	2,261	809

NET INCOME	12,230	16,631	37,344	38,393
Net income attributable to noncontrolling common units of the Operating Partnership	(320)	(795)	(1,144)	(1,688)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	11,910	15,836	36,200	36,705
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	(4,191)	(4,191)
Preferred dividends	(2,402)	(2,402)	(7,206)	(7,206)

Total preferred distributions and dividends	(3,799)	(3,799)	(11,397)	(11,397)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$8,111	$12,037	$24,803	$25,308

Weighted average common shares outstanding - basic	42,935	32,339	37,279	32,382
Weighted average common shares outstanding - diluted	42,935	32,383	37,297	32,411
Net income available to common stockholders per share - basic	$0.17	$0.37	$0.64	$0.77

Net income available to common stockholders per share - diluted	$0.17	$0.37	$0.64	$0.77

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

KILROY REALTY CORPORATION FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008 (1)	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008 (1)
Net income available for common stockholders	$8,111	$12,037	$24,803	$25,308
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	320	795	1,144	1,688
Depreciation and amortization of real estate assets	21,759	20,464	66,018	61,474
Net gain on dispositions of discontinued operations	—	—	(2,485)	(234)

Funds From Operations (1), (2)	$30,190	$33,296	$89,480	$88,236

Weighted average common shares/units outstanding - basic	45,493	34,848	39,779	34,923
Weighted average common shares/units outstanding - diluted	45,494	34,892	39,797	34,952
Funds From Operations per common share/unit - basic (3)	$0.66	$0.96	$2.25	$2.53

Funds From Operations per common share/unit - diluted (3)	$0.66	$0.95	$2.25	$2.52

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

(2)	The company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of the company’s operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the company’s properties, which are significant economic costs and could materially impact the company’s results from operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.